Exhibit 10.1
                                       Name of Subscriber: _____________________
                                       Number of Units:_________________________



                                 SIRICOMM, INC.

                             SUBSCRIPTION AGREEMENT


         AGREEMENT dated as of the date set forth below, by and between SiriCOMM, Inc., a Delaware corporation (the "Company") having its principal office at 2900 Davis Boulevard, Suite 130, Joplin, Missouri 64804, and,
________________________________________________________________________________

________________________________________________________________________________


                              W I T N E S S E T H:

         WHEREAS, the Company desires to sell to the Investor ______ shares (the "Shares") of its Common Stock, $0.001 par value, (the "Common Stock") and ________ five-year warrants to purchase additional shares of Common Stock for $2.50 per share (the "Warrants") (collectively referred to as "Units"); and

         WHEREAS, the Investor wishes, pursuant to the terms and conditions hereinafter set forth, to purchase the _________ Units.

         NOW THEREFORE, in consideration of the premises, and the respective representations and warranties hereinafter set forth, the Company and the Investor agree as follows:

1. SUBSCRIPTION.

         The Investor, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase ________ Units.

2. PURCHASE AND CLOSING.

         2.1 The Investor delivers herewith _________________________
(__________) ("Purchase Price") required to purchase _________ Units subscribed for hereunder. The Purchase Price is being paid simultaneously herewith by delivery of a check made payable or wire transfer to the Company. The offer and sale of the Units is being effected in accordance with and in reliance on the provisions of Rule 506 under Regulation D under the Act. The Company, in its sole discretion, may sell fractional Units.

         2.2 At such time as the Company receives $400,000, a closing will be held and this subscription agreement will be accepted by the Company (the "Closing").

         2.3 At the Closing, the Company will deliver the following to the
Investor:

         (a) a certificate, in due and proper form, representing _________ Shares of the Company's Common Stock upon which a legend substantially in the following form will be endorsed.

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT"; and

         (b) a duly executed Warrant to purchase ___________, Shares, in the form annexed hereto as Exhibit A representing the Warrants included in the Units purchased; and

         (c)      a counterpart of this Agreement executed by the Company.

3. INVESTOR REPRESENTATIONS AND WARRANTIES.

         The Investor hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

         3.1 The Investor is acquiring the Units for his own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

         3.2 The Investor acknowledges his understanding that the offering and sale of the Units is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act and the provisions of Regulation D thereunder. In furtherance thereof, the Investor represents and warrants to and agrees with the Company as follows:

         (a) the Investor has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company;

         (b)      (i)      if the Investor is a natural person, his net worth,
                           individually or jointly with his or her spouse, exceeds $1,000,000 (inclusive of the value of home, home furnishings and automobiles);

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

                  (ii) his personal income exceeded $200,000 in 2003 and 2004 and reasonably expects that his or her personal income will exceed $200,000 in 2005 (or whose joint net income with that of his or her spouse exceeds $300,000 for the relevant periods);

         (c) if the Investor is an entity (i.e., a corporation, partnership, trust or estate), each of the equity owners meet the requirements of either category (b)(i) or category (b)(ii) above and was not specifically formed to acquire the Units subscribed for herein; or

         (d) if the Investor is a corporation, trust, estate benefit plan, partnership other entity, such otherwise comes within a category of "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Act (17 C.F.R. 230.501(a));

         3.3 The Investor:

         (a) has received copies of and has reviewed the Company's SEC filings ("SEC Documents") and any documents which may have been made available upon request and has carefully read the SEC Documents and understands and has evaluated the risks of a purchase of Units and has relied solely (except as indicated in subsections (b) and (c), below) on the information contained in the SEC Documents.

         (b) has been provided an opportunity to obtain additional information concerning the offering, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

         (c) has been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering and other matters pertaining to this investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information contained in the SEC Documents or that which was otherwise provided in order for the Investor to evaluate the merits and risks of purchase of the Units to the extent the Company possesses such information or can acquire it without unreasonable efforts or expense, and has not been furnished any other offering literature or prospectus except as mentioned herein;

         (d) has not been furnished with any oral representation or oral information in connection with the offering of the Units which is not contained in the SEC Documents; and

         (e) has determined that the Units are a suitable investment and that at this time the Investor could bear a complete loss of its investment;

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

         3.4 The Investor is not relying on the Company with respect to economic considerations involved in this investment.

         3.5 The Investor represents, warrants and agrees that it will not sell or otherwise transfer the Shares, Warrants or shares of Common Stock issuable upon the exercise of the Warrants (collectively the "Securities") unless registered under the Act or in reliance upon an exemption therefrom, and fully understands and agrees that it must bear the economic risk of its purchase for an indefinite period of time because, among other reasons, the Securities have not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or an exemption from such registration is available. The Investor also understands that the Company is under no obligation to register the Securities on his behalf or to assist the Investor in complying with any exemption from registration under the Act. The Investor further understands that sales or transfers of the Securities or underlying securities are restricted by the provisions of state securities laws;

         3.6 If the Investor is a corporation, partnership, trust or other entity, the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so;

         3.7 No representation or warranties have been made to the Investor by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company herein;

         3.8 Any information which the Investor has heretofore furnished to the Company with respect to its financial position and business experience is correct and complete as of the date of this Agreement, and if there should be any material change in such information prior to the Closing Date, he will immediately furnish such revised or corrected information to the Company; and

         3.9 The foregoing representations, warranties and agreements shall survive the Closing.

4. INVESTOR AWARENESS.

         The Investor acknowledges, represents, agrees and is aware that:

         4.1 No Federal or state agency has passed on the Securities or made any finding or determination as to the fairness of this investment;

         4.2 There are substantial risks incident to the purchase of Securities;

         4.3 The investment in the Company is an illiquid investment and the Investor must bear the economic risk of investment in the Securities for an indefinite period of time;

         4.4 There are substantial restrictions on transferability of the Securities;

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

         4.6 The foregoing acknowledgments, representations, warranties and agreements shall survive the Closing Date and the return of subscribers funds if subscriptions are not accepted.


5. INDEMNITY.

         The Investor agrees to indemnify and hold harmless the Company and each other person, if any, who controls it within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing for or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor herein.

6. COMPANY REPRESENTATIONS AND WARRANTIES.

         The Company hereby acknowledges, represents and warrants to, and agrees with the Investor (which representations and will be true and correct as of the date of the Closing as if the Agreement were made on the date of Closing) as follows:

         6.1 The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to enter into this Agreement and the Warrant (collectively the "Transaction Documents") have been duly and validly authorized, executed and delivered by the Company and are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting creditors rights, generally.

         6.2 Subject to the performance by the Investors of its obligations under this Agreement and the accuracy of the representations and warranties of the Investor, the offering and sale of the Securities will be exempt from the registration requirements of the Act.

         6.3 The execution and delivery by the Company of, and the performance by the Company of its obligations under the Transaction Documents in accordance with their respective terms will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of the Transaction Documents.

         6.4 The SEC Documents did not, and through the date of the Closing will not, contain an untrue statement of a material fact or omit to state a material

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

fact necessary to make the statements therein, in light of the circumstances under which they were made and at the time of their filing, not misleading.

         6.5 All issued and outstanding shares of the Company's Common Stock and preferred stock have been duly authorized and validly issued and are fully paid and non-assessable. The Shares contained in the Units have been duly authorized and, when issued and delivered pursuant to this Agreement, will be validly issued and fully paid and non-assessable, and the Shares are not subject to any preemptive or similar rights. In addition, the shares of Common Stock issuable upon the exercise of the Warrants, when issued as provided in the Warrant will be validly issued and fully paid and non-assessable, and such shares are not subject to any preemptive or similar rights. The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Shares and shares underlying the Warrants. No further corporate action is required on the Company's part to issue the Shares or the shares of Common Stock upon exercise of the Warrants.

         6.6 The Company is not in violation of its charter or bylaws and is not in default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust, license, contract, lease or other instrument to which the Company is a party or by which it is bound, or to which any of the property or assets of the Company is subject, except such as have been waived or which would not have, singly or in the aggregate, a material adverse effect on the Company, taken as a whole.

         6.7 The execution and delivery by the Company of, and the performance by the Company of its respective obligations under the Transaction Documents will not contravene any provision of law known by the Company to be applicable to it, or the charter documents of, the Company or any subsidiary of the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary of the Company and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Transaction Documents in accordance with their respective terms.

         6.8 There is no material litigation or governmental proceeding pending, or to the knowledge of the Company, threatened against, or involving the property or the business of the Company, or, to the best knowledge of the Company which would adversely affect the condition (financial or otherwise), business, prospects or results of operations of the Company, taken as a whole.

         6.9 The Company has furnished or made available to the Buyer true and correct copies of the SEC Documents. The SEC Documents are the only filings made by the Company since January 1, 2003 pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act or pursuant to the Securities Act. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act since January 1, 2003 and prior to the date of this Agreement.

         6.10 The Company has not provided to the Buyer any information which according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company but which has not been so disclosed. As of their respective dates, the SEC Documents complied, and all similar documents filed with the SEC prior to the Closing Date will comply, in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and no document similar to the SEC Documents filed by the Company with the SEC prior to the Closing Date will contain, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents, as of the dates thereof, complied, and all similar documents filed with the SEC prior to the Closing Date will comply, as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC and other applicable rules and regulations with respect thereto. Such financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements as permitted by Form 10-Q as promulgated by the SEC) and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         6.11 The foregoing representations, warranties and agreements shall survive the Closing.

7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The Investor understands that the Company's obligation to sell the Units to the Investor pursuant to this Agreement on the Closing Date is conditioned upon:

         7.1 Delivery by the Investor to the Company of good funds as payment in full of an amount equal to the purchase price for the Units in accordance with this Agreement;

         7.2 The accuracy on the date hereof and the Closing Date of the representations and warranties of the Investor contained in this Agreement, each as if made on such date, and the performance by the Investor on or before such date of all covenants and agreements of the Investor required to be performed on or before such date;

         7.3 There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and

         7.4 No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any material respect or that prevents the consummation of the transactions contemplated hereby shall be m effect; and no action or proceeding before any court or regulatory authority, domestic or foreign, shall have been instituted or threatened in writing by any governmental or regulatory authority, domestic or foreign, or by any other person (other than the Company or any of its affiliates), which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement and which, in any such case, in the opinion of counsel to the Company, has a reasonable likelihood of success.

8. CONDITIONS TO THE INVESTOR'S OBLIGATION TO PURCHASE.

         The Company understands that the Investor's obligation to purchase the Purchase Securities on the Closing Date is conditioned upon:

         8.1 The execution and delivery of this Agreement and the other Transaction Documents by the Company;

         8.2 Delivery by the Company to the Investor of the securities in accordance with this Agreement;

         8.3 The accuracy in all material respects on such Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

         8.4 There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval that shall not have been obtained; and

         8.5 No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any material respect or that prevents the consummation of the transactions contemplated hereby shall be in effect; and no action or proceeding before any court or regulatory authority, domestic or foreign, shall have been instituted or threatened in writing by any governmental or regulatory authority, domestic or foreign, or by any other person (other than Investor or any of Investor's affiliates), which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement and which, in any such case, in the opinion of counsel to Investor, has a reasonable likelihood of success.

9. MISCELLANEOUS.

         9.1 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

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

         9.2 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

         9.3 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

         9.4 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the Investor shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

         9.5 Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

         9.6 Assignability. This Agreement is not transferable or assignable by the Investor except as may be provided herein.

         9.7 Applicable Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Missouri for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of Joplin or the state courts of the State of Missouri sitting in the City of Joplin in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyer for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Documents.

10. Pre-emptive Rights.

         For a period of two (2) years from the Closing, the Company shall not issue, sell or exchange or agree to issued, sell or exchange (collectively "Issue," and any issuance, sale or exchange resulting therefrom, an "Issuance") any share of Capital Stock or any securities convertible into the company's Capital Stock (collectively "Securities") (other than securities issued by the Company in an underwritten Initial Public Offering or the private placement of up to $3,500,000 of the Company's securities on the same terms as being purchased by the Investor herein), except as authorized by the Board of Directors and in accordance with the following procedures:

         (a) The Company shall deliver to the Investor a written notice (a "Pre-emptive Notice"), which shall (i) state the Company's intention to Issue Securities to one or more Persons, the amount and type of Securities to be Issued (the "Securities Issuance"), the purchase price ("Purchase Price") therefor and a summary of the other material terms of the proposed Issuance and (ii) offer the Investor the option to acquire a part of the Securities Issuance based on its and its affiliates percentage of ownership in the Company (the "Pre-emptive Offer"). The Pre-emptive Offer shall remain open and irrevocable for the periods set forth below (and, to the extent the Pre-emptive Offer is accepted during such periods, until the consummation of the Issuance contemplated by the Pre-emptive Offer). The Investor shall have the right and option, for a period of 15 business days after delivery of the Pre-emptive Notice (the "Pre-emptive Acceptance Period"), to accept all or any part of the Securities Issuance at the purchase price and on the terms stated in the Pre-emptive Notice. Such acceptance shall be made by delivering a written notice to the Company by the Investor within the Pre-emptive Acceptance Period specifying the maximum number of shares of the Securities Issuance the Investor will purchase (the "Accepted Securities").

         (b)      If effective acceptance shall not be received pursuant to
                  Section 7(a) above with respect to all of the Securities Issuance offered for sale pursuant to the Pre-emptive Notice, then the Company may Issue all or any portion of such Securities so offered for sale and not so accepted, at a price not less than the Purchase Price, and on terms not more favorable to the purchaser thereof than the terms, stated in the Pre-emptive Notice at any time within 90 days after the expiration of the Pre-emptive Acceptance Period (the "Issuance Period"). In the ---------------- event that all of the Securities Issuance is not Issued by the Company during the Issuance Period, the right of the Company to Issue such unsold Securities Issuance shall expire and the obligations of this
                  Section 7 shall be reinstated.

         (c) All sales of Securities Issuance to Investor subject to any Pre-emptive Notice shall be consummated contemporaneously at the offices of the Company on a mutually satisfactory business day within 5 days after the expiration of the Pre-emptive Acceptance Period. The delivery of certificates or other instruments evidencing such Securities Issuance shall be made by the Company on such date against payment of the Purchase Price for such Securities Issuance.

11. EXECUTION.

         11.1 Subscriber. The Investor has executed this Subscription Agreement on this _________ day of _______, 2005.

                  Number of Units to be purchased:
                                                  ------------------------------

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


                  Price per Unit:                       $1.50
                                 -----------------------------------------------

                  Total Purchase Price:
                                       -----------------------------------------

                  Investor Address for Notices:
                                               ---------------------------------



INSTRUCTION: (The execution pages and acknowledgment for subscribers follows this page.)

         11.2 The Company.

         Accepted this ___ day of ______________ , 2005.


                                                 SIRICOMM, INC.



                                                  By:
                                                      --------------------------
                                                       Henry P. Hoffman, CEO

                                       11
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                                    EXECUTION


         Please execute this Agreement by completing the appropriate section below.

         1. If the prospective investor is an INDIVIDUAL, complete the following:


                  ______________________________________________________________
                  Signature of Proposed Investor


                  ______________________________________________________________
                  Name (Please type or print)


                  Signature of Spouse or Co-Investor if funds are to be invested as joint tenants, tenants by the entirety or community property.

                  ______________________________________________________________
                  Name (Please type or print)

                  Address: _____________________________________________________

                  Social Security or Tax I.D. No.:______________________________


         2. If the prospective investor is a CORPORATION, complete the following:

         The Investor hereby represents, warrants and covenants that the Investor has been duly authorized by all requisite action on the part of the prospective investor listed below to enter into this Securities Purchase Agreement and make the investment representations contained therein and, further, that the prospective investor has all requisite authority to enter into such Agreement.

         The Investor represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that prospective investor and that he has authority under the charter, by-laws and resolutions of the Board of Directors of such prospective investor to execute this Agreement. Such officer encloses a true copy of the charter, the by-laws and the resolutions of the Board of Directors authorizing the execution of this Securities Purchase Agreement and make the investment representations contained therein.


                  Address:
                          ------------------------------------------------------

                  By:      /s/
                     -----------------------------------------------------------

                  Name of Signatory:
                                    --------------------------------------------

                  Title:
                        --------------------------------------------------------

                  Social Security or Tax I.D. No.:   ****
                                                   -----------------------------

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

         3. If the prospective investor is a PARTNERSHIP, complete the following:

         The Investor hereby represents, warrants and covenants that the Investor is a general partner of the prospective investor named below, has been duly authorized by the prospective investor to acquire the Shares, the prospective investor has all requisite authority to enter into this Securities Purchase Agreement and make the investment representations contained therein and set forth below are the names of all Partners of the prospective investor.

         The Investor represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that prospective investor and he is authorized by such prospective investor to execute this Securities Purchase Agreement and make the investment representations contained therein. Such Partner encloses a true copy of the Partnership Agreement of said prospective investor.


                  ______________________________________________________________
                  Name of Partnership (Please type or print)

                  Address: _____________________________________________________

                  By:___________________________________________________________

                  Name of Signatory:____________________________________________

                  Title:________________________________________________________

                  Names of Partners:____________________________________________

                  Social Security or Tax I.D. No.:______________________________


         4. If the prospective investor is a TRUST, complete the following:

         The Investor hereby represents, warrants and covenants that he as Trustee is duly authorized by the terms of the trust instrument ("Trust Instrument") for the prospective investor set forth below to enter into this Securities Purchase Agreement and make the investment representations contained therein.

         The Investor, as trustee, executing this Securities Purchase Agreement and making the investment representations contained therein, on behalf of the prospective investor represents and warrants that each of the above

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

representations or agreements or understandings set forth herein applies to that prospective investor and he is authorized by such prospective investor to execute this Securities Purchase Agreement and make the investment representations contained therein. Such trustee encloses a true copy of the Trust Instrument of said prospective investor.


                  ______________________________________________________________
                  Name of Trust (Please type or print)

                  Address: _____________________________________________________

                  By:___________________________________________________________

                  Name of Signatory:____________________________________________

                  Title:________________________________________________________

                  Social Security or Tax I.D. No.:______________________________


         5. If the prospective investor is an ESTATE, complete the following:

         The Investor hereby represents, warrants and covenants that he is duly authorized by the terms of the Will, and/or Codicil of the prospective investor named below to enter into this Securities Purchase Agreement and make the investment representations contained therein and that the prospective investor has all requisite authority to enter into such Agreement, pursuant to Letters Testamentary issued by a court of appropriate jurisdiction.

         The Investor represents and warrants that each of the above representations or agreements or understandings set herein applies to that prospective investor and he is authorized by the terms of the Will and/or Codicil of such prospective investor to execute this Securities Purchase Agreement and make the investment representations contained therein. Such Executor encloses a true copy of the Will, including any codicils thereto and Letters Testamentary issued by a court of appropriate jurisdiction, and any and all amendments thereto, of said prospective investor.


                  ______________________________________________________________
                  Name of Estate (Please type or print)

                  Address: _____________________________________________________

                  By:___________________________________________________________

                  Name of Signatory:____________________________________________

                  Title:________________________________________________________

                  Social Security or Tax I.D. No.:______________________________

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

                            INDIVIDUAL ACKNOWLEDGMENT


STATE OF ____________________ )
                              ) ss.:
COUNTY OF ___________________ )

         On the ______ day of _____________, 2005, before me personally came ________________________________________, known to me to be the individual(s)
described in and who acknowledged the foregoing instrument and swore and acknowledged that (he)(she)(they) executed the same as (his)(her)(their) free act and deed.


                                                ________________________________
                                                Notary Public

                                                My commission expires: _________



                           PARTNERSHIP ACKNOWLEDGMENT

STATE OF ____________________ )
                              ) ss.:
COUNTY OF ___________________ )

      On the ______ day of _____________, 2005, before me personally appeared the above-named general partner of _______________________________________________, who swore and acknowledged that being authorized and directed to do so (s)he did sign the foregoing instrument, and that the same is the free act and deed of said Partnership and the free act and deed personally of such general partner.


                                                ________________________________
                                                Notary Public

                                                My commission expires: _________

                            CORPORATE ACKNOWLEDGEMENT


STATE OF KANSAS ___________)
                           ) ss:
COUNTY OF JOHNSON _________)


         On this th day of June 2005, before me personally came , to me known who being by me duly sworn did depose and say that he is the Managing Member of Sunflower Capital, LLC, the corporation described in and which executed the foregoing instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                                /s/
                                               ---------------------------------
                                               Notary Public

                                               My commission expires: 10/6/07




                         ESTATE OR TRUST ACKNOWLEDGMENT

STATE OF ___________________ )
                             ) ss.:
COUNTY OF __________________ )


         On the _______ day of _____________________, 2005, before me personally came ___________________________________________, [the executor of the Last Will and Testament of ______________________________________________________,
deceased] or [administrator of the good, chattels and credits _________________________________ of ___________________________, deceased] or
[trustee ________________________________ of
__________________________________________, deceased] residing in
______________________________________________________, and known to me to be the person described in and who executed the foregoing instrument and acknowledged that (s)he executed the same as such [executor] or [administrator] or [trustee].


                                                  ______________________________
                                                  Notary Public

                                                  My commission expires: _______

                                       16